# Allied Nevada Drills 640 Feet of 0.026 Ounce per Ton Gold Equivalent at Hycroft

**June 25, 2008 Reno, Nevada - Allied Nevada Gold Corp. ("Allied Nevada" or the "Company") (TSX:ANV; AMEX:ANV)** is pleased to announce complete gold and silver assay results for twenty-one exploration holes and eight condemnation holes drilled at the Company's Hycroft Heap Leach Mine ("Hycroft") located near Winnemucca, Nevada. All sixteen drill holes listed in the table below were drilled in the Fire and Brimstone Zones[1]. Drill hole H08R-3200 intersected 640 feet of 0.026 oz/ton gold equivalent in an area previously assumed to be waste between the Fire and Brimstone Zones, and is one of a series of holes designed to complete the geologic model in furtherance of the Company's objective of confirming and expanding existing oxide reserves. The current drill program is delineating oxide gold and silver mineralization on the Hycroft property, primarily in the Brimstone pit area. Drilling to define oxide and sulfide gold and silver mineralization has begun in the Bay Area on the north end of the Central Zone and is scheduled to begin by the end of the month in the Silver Camel area on the south end of the Central Zone. The Company currently targets the fourth quarter of 2008 to commence gold production at the Hycroft Mine.

Ten mineralized Fire Zone holes are reported here, two of which are located 4,800 feet apart at each end of the Fire Zone. Hole H08R-3302, located on the north end of the Fire Zone, drilled 130 feet of 0.023 oz/ton gold and 0.60 oz/ton silver. Drill hole H08-R3249, located on the south end 4,800 feet away from H08R-3302, intersected 220 feet of 0.019 oz/ton gold and 0.40 oz/ton silver. Two significant holes were drilled in the center of the Fire Zone approximately halfway between the holes on the north and south ends. Drill hole H08R-3264, located along the western edge of the Fire Zone, intersected 85 feet of 0.058 oz/ton gold and 0.20 oz/ton silver. Drill hole H08R-3269, located 175 feet to the southeast of H08R 3264 and also designed to define the western limits of the Fire Zone, bottomed in sulfide gold and silver mineralization. The hole intersected 165 feet of 0.023 oz/ton gold and 0.50 oz/ton silver, including 50 feet of 0.051 oz/ton gold and 1.1 oz/ton silver. Results of the drilling program indicate that the Fire Zone remains open along strike to the north and south, to the west and to depth into the sulfides below the oxide zone. Drilling continues in and along extensions of the Fire Zone.

Six mineralized Brimstone drill holes are listed here and were drilled to fill in gaps in the oxide resource model on the west and northwest sides of the Brimstone Pit. Drill hole H08R-3200, located approximately 500 feet west of the southwest edge of the Brimstone Pit, was drilled to fill in a gap in the model that had previously been defined as an island of waste rock between the Fire and Brimstone Zones. The drill hole intersected 640 feet of 0.010 oz/ton gold and 0.90 oz/ton silver. Core hole H08D-3143, also located in an area presumed to be waste and drilled approximately 500 feet west of the center of the ramp leading into the north end of the Brimstone Pit, intersected 547 feet of 0.016 oz/ton gold and 0.20 oz/ton silver. These two holes intersected thick intervals of continuous gold and silver mineralization and will be the target of immediate follow up drilling.

The eight condemnation holes drilled in the Brimstone leach pad expansion area contain no gold or silver mineralization as expected, and confirm that the area designated for leach pad expansion was located correctly.

**Fire Zone (Western Side of Brimstone)**

| Drill Hole | From (feet) | To (feet) | Interval (feet) | Gold (oz/ton) | Silver (oz/ton) | Gold Equivalent (oz/ton) |
|---|---|---|---|---|---|---|
| **H08D-3214** | **247 Feet of mineralization** | | | | | |
| | 348 | 595 | 247 | 0.011 | 0.7 | 0.023 |
| including | 383 | 403 | 20 | 0.020 | 1.8 | 0.053 |
| & | 479 | 489 | 10 | 0.023 | 1.1 | 0.043 |
| & | 548 | 553 | 5 | 0.059 | 6.5 | 0.179 |

| | | | | | | |
|---|---|---|---|---|---|---|
| **H08D-3217** | **133 Feet of mineralization** | | | | | |
| | 383 | 411 | 28 | 0.013 | 0.5 | 0.023 |
| & | 429 | 534 | 105 | 0.010 | 1.7 | 0.041 |
| including | 435 | 443 | 8 | 0.005 | 4.3 | 0.084 |
| & | 512 | 516 | 4 | 0.034 | 28.6 | 0.562 |
| **H08R-3244** | **165 Feet of mineralization** | | | | | |
| | 435 | 600 | 165 | 0.025 | 0.5 | 0.034 |
| including | 550 | 595 | 45 | 0.051 | 1.1 | 0.071 |
| **H08R-3246** | **215 Feet of mineralization** | | | | | |
| | 400 | 470 | 70 | 0.032 | 0.0 | 0.033 |
| including | 410 | 415 | 5 | 0.164 | 0.0 | 0.164 |
| & | 505 | 650 | 145 | 0.027 | 0.3 | 0.031 |
| including | 635 | 650 | 15 | 0.082 | 0.8 | 0.097 |
| **H08R-3249** | **225 Feet of mineralization** | | | | | |
| | 500 | 505 | 5 | 0.096 | 0.0 | 0.096 |
| & | 520 | 740 | 220 | 0.019 | 0.4 | 0.027 |
| including | 555 | 570 | 15 | 0.048 | 0.6 | 0.059 |
| & | 720 | 725 | 5 | 0.019 | 3.3 | 0.079 |
| **H08R-3264** | **120 Feet of mineralization** | | | | | |
| | 440 | 465 | 25 | 0.010 | 0.5 | 0.020 |
| & | 495 | 505 | 10 | 0.021 | 0.5 | 0.030 |
| & | 535 | 620 | 85 | 0.058 | 0.2 | 0.061 |
| including | 535 | 545 | 10 | 0.117 | 0.0 | 0.117 |
| & | 570 | 580 | 10 | 0.277 | 0.1 | 0.279 |
| incld. | 570 | 575 | 5 | 0.448 | 0.0 | 0.448 |
| **H08R-3269** | **165 Feet of mineralization** | | | | | |
| | 585 | 750 | 165 | 0.023 | 0.5 | 0.033 |
| including | 690 | 740 | 50 | 0.051 | 1.1 | 0.071 |
| **H08R-3275** | **265 Feet of mineralization** | | | | | |
| | 335 | 600 | 265 | 0.011 | 0.6 | 0.023 |
| including | 405 | 410 | 5 | 0.008 | 4.8 | 0.096 |
| & | 430 | 445 | 15 | 0.024 | 1.9 | 0.060 |
| & | 460 | 470 | 10 | 0.012 | 5.4 | 0.110 |
| **H08R-3279** | **70 Feet of mineralization** | | | | | |
| | 355 | 395 | 40 | 0.016 | 0.4 | 0.023 |
| & | 445 | 475 | 30 | 0.005 | 0.9 | 0.022 |
| including | 445 | 450 | 5 | 0.009 | 3.2 | 0.069 |
| **H08R-3302** | **160 Feet of mineralization** | | | | | |
| | 225 | 255 | 30 | 0.009 | 0.4 | 0.016 |
| | 275 | 405 | 130 | 0.023 | 0.6 | 0.034 |
| including | 310 | 330 | 20 | 0.062 | 0.4 | 0.070 |
| & | 380 | 395 | 15 | 0.026 | 2.0 | 0.063 |

**Brimstone (East) Zone**

| Drill Hole | From (feet) | To (feet) | Interval (feet) | Gold (oz/ton) | Silver (oz/ton) | Gold Equivalent (oz/ton) |
|---|---|---|---|---|---|---|
| **H08D-3143** | **586 Feet of mineralization** | | | | | |
| | 289 | 328 | 39 | 0.016 | 0.1 | 0.018 |

| | | | | | | |
|---|---|---|---|---|---|---|
| & | 456 | 1003 | 547 | 0.016 | 0.2 | 0.020 |
| including | 593 | 613 | 20 | 0.032 | 0.8 | 0.046 |
| & | 693 | 703 | 10 | 0.053 | 0.8 | 0.067 |
| & | 765 | 773 | 8 | 0.031 | 0.1 | 0.034 |
| & | 848 | 854 | 6 | 0.095 | 0.4 | 0.102 |
| **H08R-3197** | **180 Feet of mineralization** | | | | | |
| | 195 | 240 | 45 | 0.018 | 0.0 | 0.018 |
| & | 285 | 305 | 20 | 0.023 | 0.1 | 0.025 |
| including | 290 | 295 | 5 | 0.054 | 0.0 | 0.054 |
| & | 565 | 680 | 115 | 0.017 | 0.5 | 0.027 |
| including | 565 | 600 | 35 | 0.026 | 0.9 | 0.043 |
| **H08R-3199** | **190 Feet of mineralization** | | | | | |
| | 420 | 445 | 25 | 0.012 | 0.2 | 0.015 |
| & | 520 | 650 | 130 | 0.016 | 0.3 | 0.023 |
| including | 525 | 535 | 10 | 0.035 | 0.7 | 0.049 |
| & | 700 | 735 | 35 | 0.011 | 0.3 | 0.017 |
| **H08R-3200** | **640 Feet of mineralization** | | | | | |
| | 555 | 1195 | 640 | 0.010 | 0.9 | 0.026 |
| including | 1090 | 1140 | 50 | 0.009 | 2.8 | 0.061 |
| & | 1170 | 1195 | 25 | 0.005 | 9.2 | 0.175 |
| **H08R-3278** | **280 Feet of mineralization** | | | | | |
| | 150 | 305 | 155 | 0.015 | 0.5 | 0.024 |
| including | 250 | 260 | 10 | 0.033 | 0.8 | 0.047 |
| & | 285 | 290 | 5 | 0.019 | 3.2 | 0.077 |
| & | 335 | 460 | 125 | 0.019 | 0.7 | 0.032 |
| including | 350 | 355 | 5 | 0.031 | 2.7 | 0.080 |
| & | 390 | 420 | 30 | 0.043 | 1.9 | 0.079 |
| **H08D-3319** | **119.5 Feet of mineralization** | | | | | |
| | 52 | 106 | 54 | 0.019 | 0.7 | 0.032 |
| including | 52 | 58.5 | 6.5 | 0.038 | 1.6 | 0.067 |
| & | 380 | 445.5 | 65.5 | 0.000 | 0.9 | 0.017 |

"The current drilling results show that the Fire Zone is a major mineralized trend at Hycroft," said Rick Russell, Allied Nevada's Vice President of Exploration. "The strike length as now defined is almost a mile long and the two holes on the west side of the Zone indicate it is wider than expected."

As of June 18, 2008, 250 drill holes have been completed at Hycroft by Allied Nevada since the Company began exploration drilling in August of 2007, including 199 reverse circulation drill holes and 51 core holes for a total of 169,146 feet drilled. The drill holes were drilled to an average depth of approximately 675 feet, including 36 shallow holes in the Crofoot leach pad. Five drill rigs (four reverse circulation rotary and a core rig) are currently operating at the Hycroft property. Completed footage of the Hycroft drilling program is currently averaging approximately 20,000 feet per month based on one 12-hour shift per day for the four reverse circulation rotary drills and two shifts per day for the core drill. The five rigs are currently drilling oxide and sulfide targets at several locations on the property. The condemnation drilling program relating to the Brimstone leach pad expansion has been completed. The five exploration drill holes not listed here contain no significant gold and silver mineralization. For complete drill hole assay information for the 21 exploration holes drilled since the last news release, please see assay data posted on the Company's website at www.alliednevada.com. Gold equivalent grades were calculated utilizing a $650 per ounce gold price and a $12 per ounce silver price.

[1] The drill program is being conducted under the supervision of Mr. Rick Russell, Vice President of Exploration for Allied Nevada Gold Corp., who is a Qualified Person as defined by Canadian National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Hycroft Mine. A combination of vertical and angle holes have been drilled to intersect mineralization; however, due to physical constraints and the complex nature of the deposit, true thickness of the drilled intervals cannot be assumed from the measured intercepts. Sampling and assaying methods of this program are being conducted in accordance with the CIM Mineral Exploration Best Practices Guidelines.

**Forward-Looking Statements**

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 (and the equivalent under Canadian securities laws), that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, statements regarding timing and results of exploration drilling and assay programs currently underway at Hycroft, timing of commencement of gold production at the Hycroft Mine, potential for confirming, upgrading and expanding oxide gold mineralized material at Hycroft, results of evaluation of underlying sulfide mineralization at Hycroft, and other statements that are not historical facts. Forward-looking statements address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. Although Allied Nevada management believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, risks relating to Allied Nevada's status as a newly formed independent company and its lack of operating history; risks that Allied Nevada's acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; availability of outside contractors in connection with Hycroft and other activities; as well as those factors discussed in Allied Nevada's filings with the U.S. Securities and Exchange Commission (the "SEC") including Allied Nevada's latest Annual Report on Form 10-K and its other SEC filings (and Canadian filings) including, without limitation, its latest Quarterly Report on Form 10-Q. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise except as may be required under applicable securities laws.

For further information on Allied Nevada, please contact Scott Caldwell or Hal Kirby at (775) 358-4455 or visit the Allied Nevada Website at www.alliednevada.com.